Related-Party Transactions	12 Months Ended
Dec. 31, 2025
EBP 002 [Member]
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related-Party Transactions
4 Related-Party Transactions
Certain Plan investments are shares of mutual funds or collective trusts managed by an affiliate of Fidelity, a subsidiary of which is the trustee of the Plan and, therefore, these transactions qualify as party-in-interest
transactions. Fees paid by the Plan to Fidelity or its affiliates for administrative services amounted to $428,907 for the year ended December 31, 2025. Transactions with respect to participant loans and the Stock Fund also qualify as party-in-interest
transactions.
The Plan has investments in shares of the common stock of Waters Corporation through the Stock Fund. During the year ended December 31, 2025, the Plan purchased units in the Stock Fund in the amount of $1,476,039; sold units in the Stock Fund in the amount of $5,108,798; and had net investment appreciation of $1,676,326, administrative expenses of $35,003 and interest and dividend income of $80,542. The total value of the Plan’s investment in the Stock Fund, which includes the common stock of Waters Corporation and related interest-bearing cash, was $68,573,848 and $70,484,742 at December 31, 2025 and 2024, respectively.
Certain operating expenses and management fees are returned to the Plan based on revenue sharing arrangements with Fidelity. As Fidelity is the trustee and custodian of the Plan, these transactions qualify as party-in-interest
transactions. The revenue sharing amounts received are recorded as other income in the statement of changes in net assets available for benefits. The Plan received $88,948 in revenue sharing payments for the year ended December 31, 2025, which was used to offset $428,907 of administrative expenses incurred by the Plan.